UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                            __________________

                                 FORM 8-K

                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934




                               May 5, 2004
______________________________________________________________________________
             Date of report (Date of earliest event reported)



                      First Keystone Financial, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



   Pennsylvania                        000-25328                 23-0469351
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



22 West State Street, Media, Pennsylvania                           19063
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



                             (610) 565-6210
______________________________________________________________________________
           (Registrant's telephone number, including area code)



                              Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

               The following exhibit is filed herewith.

          Exhibit Number           Description
          --------------           -----------
             99.1                  Press release dated May 5, 2004 announcing
                                   results of operations for the three months ended March 31, 2004


ITEM 12.  Results of Operations and Financial Condition
          ---------------------------------------------

     On May 5, 2004, First Keystone Financial, Inc. (the "Company") reported its earnings for the quarter ended March 31, 2004. For additional information, reference is made to the Company's press release dated May 5, 2004 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto as an exhibit to this Form 8-K is being furnished to the SEC and shall not be deemed "filed" for any purpose.




                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FIRST KEYSTONE FINANCIAL, INC.



Date: May 6, 2004                  By:  /s/ Thomas M. Kelly
                                        -----------------------
                                        Thomas M. Kelly
                                        President